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                                                                   EXHIBIT 10.38


December 8, 1995


Dr. C. Garrison Fathman
Divison of Immunology & Rheumatology
Room S-021
Stanford University School of Medicine
Stanford,  CA  94035-5111


Re:      Consultation Agreement between
         ImmuLogic Pharmaceutical Corporation and
         Dr. C. Garrison Fathman


Dear Garry,

         In accordance with your Consultation Agreement with ImmuLogic dated January 1, 1992, as amended April 11, 1994, December 29, 1994 and January 16, 1995, the parties mutually agree to a one year extension of the term to December 31, 1998.

         Please sign both originals of this letter and return them for execution by ImmuLogic.

Sincerely,

/s/ Robert J. Gerety

Robert J. Gerety, M.D., Ph.D.
President and Chief Executive Officer

                                                 ACKNOWLEDGED AND AGREED



                                                 /s/ C. Garrison Fathman
                                                 --------------------------
                                                     C. GARRISON FATHMAN

                                                 Date:    12/15/95